Revolutionizing Women’s Sexual and Reproductive Health February 2022 NASDAQ: EVFM evofem.com © 2022 Evofem Biosciences, Inc. | For investor discussions only.

© 2022 Evofem Biosciences, Inc. | For investor discussions only. Page | 2 Forward-Looking Statements This presentation contains forward looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 and other federal securities laws. In some cases, you can identify forward looking statements by terms such as “may,” ”will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “strategy,” “objective,” “designed,” “suggest,” “currently,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following: • The rate and degree of market acceptance of Phexxi® (lactic acid, citric acid and potassium bitartrate) vaginal gel • Evofem’s ability to successfully commercialize Phexxi in the United States and to enter into successful partnerships to commercialize Phexxi outside of the United States • Evofem’s ability to maintain and protect its intellectual property • Evofem’s ability to reduce its operating expenses, rely on existing cash reserves to fund its current development plans and operations, and to raise additional capital when needed • The success of Evofem’s ACA strategy • Evofem’s reliance on third-party providers, such as third-party manufacturers and clinical research organizations • The presence or absence of any adverse events or side effects relating to the use of Phexxi • The outcome, timing and success of Evofem’s clinical trials including EVOGUARD • Evofem’s ability to retain members of its management and other key personnel • General risks to the economy represented by spread and mutation of the COVID-19 virus • Evofem’s ability to obtain the necessary regulatory approvals for its product candidates and the timing of such approvals, and, • Any other risk factors detailed in Evofem’s filings from time to time with the U.S. Securities and Exchange Commission including, without limitation, the 10-K filed on March 12, 2020, 8-K filed on June 2, 2020 and subsequent filings. The forward looking statements in this presentation represent Evofem’s views only as of the date of this presentation, February 15, 2022, and Evofem expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Evofem’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

© 2022 Evofem Biosciences, Inc. | For investor discussions only. Page | 3 Multi-billion $$ addressable U.S. market opportunity for current and late-stage investigational indications Shattering the hormone glass ceiling with hormone-free, on-demand prescription contraceptive vaginal gel Top-line data expected 2H 2022 from confirmatory Phase 3 trial in prevention of chlamydia and gonorrhea • Expected to be first prescription product approved for prevention of these common STIs Evofem Biosciences (Nasdaq: EVFM)

© 2022 Evofem Biosciences, Inc. | For investor discussions only. Page | 4 An Innovative Prescription Contraceptive • First-in-class vaginal pH modulator • FDA-approved for the prevention of pregnancy • Hormone-free • Applied 0-60 minutes before each act of sex • Box of 12 pre-filled applicators

© 2022 Evofem Biosciences, Inc. | For investor discussions only. Page | 5 Vaginal pH Modulator MOA When semen (pH 7.1 - 8) enters the vagina, it raises the environmental pH level • Allows sperm to be mobile and swim up the reproductive canal Phexxi works to keep vaginal pH in the baseline range Vaginal pH modulation underlies current pipeline programs • Many bacterial & viral pathogens require higher vaginal pH for survival • Initial targets: - Gonorrhea: Confirmatory Phase 3 - Chlamydia: Confirmatory Phase 3 - Bacterial vaginosis: Phase 2-ready Baseline vaginal pH levels can range from 3.5 - 4.5

© 2022 Evofem Biosciences, Inc. | For investor discussions only. Page | 6 $1.4B – $2.3B U.S. Opportunity 1. Daniels K, Abma JC. Current contraceptive status among women aged 15-49: United States, 2015-2017. NCHS Data Brief. 2018; 327: 1-14. 2. Example market penetration in segment 3. Gross value of Phexxi user = $294.00 WAC x 6 annual fills = $1, 764.00 (does not reflect net pricing to Evofem) Other Non- Targets – 12.3M Surgical Sterilization – 17.7M Non-Rx Contraceptive Users - 10.3M No Contraceptive – 13.1M Rx Contraceptive Users – 18.8M U.S. Contraceptive Market: 72.2M Women1 360k – 460k users Potential Acquisition 3.5% – 4.5% (2) 10.3 M women $630M – $810M (3) 260k – 460k users Potential Acquisition 2.0% – 3.5% (2) 13.1 M women $450M – $810M (3) 190k – 380k users Potential Acquisition 1.0% – 2.0% (2) 18.8 M women $330M – $670M (3) Non-Rx Contraceptives: 6.3M barrier methods; 2.8M withdrawal; 1.0M periodic abstinence; 0.1M other + +

© 2022 Evofem Biosciences, Inc. | For investor discussions only. Page | 7 User Demographics: We are Reaching Our Target Audience • 49% were not on a method of contraception in the past year • 29% switching from oral contraceptives • 7% switching from hormonal rings and patches Age demographic: early 20s to 35 No Contraception 49% Oral Contraceptives 29% Rings & Patches 7% Other Method 15% PRIOR CONTRACEPTION AMONG WOMEN SWITCHING TO PHEXXI

© 2022 Evofem Biosciences, Inc. | For investor discussions only. Page | 8 Testimonial TELL HORMONES TO TAKE A HIKE. LEARN MORE AT PHEXXI.COM/ANNIE-MURPHY Celebrity Campaign: Annie Murphy × Phexxi

© 2022 Evofem Biosciences, Inc. | For investor discussions only. Page | 9 81% INCREASE IN DISPENSED UNITS AND 69% TRx INCREASE IN Q4 VS. Q3 Strong Quarter over Quarter Growth: Prescriptions and Dispensed Units 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Total Rx Units Source(s): • XPO Dispensed Units & TRx from Pharmacy (including Knipper), 340b/VA data from Chargeback data from Cardinal 3PL, ~500 units/Rx from Carepoint Pharmacy MORE THAN 39,000 BOXES OF PHEXXI WERE DISPENSED IN 4Q21

© 2022 Evofem Biosciences, Inc. | For investor discussions only. Page | 10 Strong Fourth Quarter 2021 Results (preliminary) Net product sales ~$3.5M – more than double Q3 Net cash burn ~$17M – down ~$15M from $32.0M in Q3 Q4’21 Increase vs. Q3’21 Phexxi units dispensed 39,121 81% Phexxi total prescriptions (TRx) 32,386 69% New patient starts 22,659 56%

© 2022 Evofem Biosciences, Inc. | For investor discussions only. Page | 11 2022 Key Initiatives Increase access to Phexxi in U.S. Continue to improve GTN Enter licensing agreements to get Phexxi into international markets Drive our chlamydia & gonorrhea prevention program forward Reduce cash burn and operating expenses Continue to increase Phexxi demand in the U.S.

© 2022 Evofem Biosciences, Inc. | For investor discussions only. Page | 12 I. Increase Access to Phexxi in U.S. Affordable Care Act (ACA) mandates coverage without any out-of- pocket costs for 18 specific methods of contraception listed on FDA birth control guide Jan. 2022: HSRA and Department of Labor issued separate guidance to prevent FDA birth control guide from being used to limit contraceptive choices for women under ACA • FDA-approved contraception must be covered at $0 copay even if not on the FDA birth control guide • Payers must cease burdensome denials • Step edits not permitted

© 2022 Evofem Biosciences, Inc. | For investor discussions only. Page | 13 Value Creating Opportunities Secure partnership(s) for commercialization of Phexxi in foreign markets • Discussions ongoing with potential global and regional partners for key international markets • Anticipated structure - Upfront capital - Milestone payments - Tiered royalties on future sales Regulatory approval expected in Mexico in 2022 Leverage U.S. sales force • Identify synergistic products to co-market to OB/GYNs and allied healthcare providers • Offset commercial operating costs Other strategic opportunities

© 2022 Evofem Biosciences, Inc. | For investor discussions only. Page | 14 Pre-Clinical Phase I Phase 2 Phase 3 Regulatory Filing Phexxi: Urogenital Chlamydia in Women (prevention) Expected Q1 20231 Phexxi: Urogenital Gonorrhea in Women (prevention) Expected Q1 20231 EVO-200: Recurrent Bacterial Vaginosis (prevention) MPT Vaginal Gel: HIV (prevention) Pipeline 1. Assumes timely enrollment and favorable outcomes of EVOGUARD These candidates are investigational; safety and efficacy have not been established.

Lead Opportunity: Prevention of Chlamydia & Gonorrhea

Any sexually active person can be infected with chlamydia or gonorrhea[1]

72.2 million women in the U.S. alone[2]

Chlamydia is the most frequently reported bacterial infection in the U.S.[3]

CDC estimates **4.0M and 1.6M new cases** of chlamydia and gonorrhea, respectively, occurred in 2018[4]

~60% of women infected with chlamydia have no symptoms

1. US Centers for Disease Control and Prevention (2019): CDC detailed fact sheet on gonorrhea and CDC detailed fact sheet on chlamydia
2. Daniels K, Abma JC. Current contraceptive status among women aged 15-49: United States, 2015-2017. NCHS Data Brief. 2018; 327: 1-14.
3. US Centers for Disease Control and Prevention (2021): *Sexually Transmitted Disease Surveillance 2019*. https://www.cdc.gov/std/statistics/2019/default.htm
4. https://www.cdc.gov/std/infertility/default.htm#infnote1

Phexxi is being evaluated for these potential new indications; safety and efficacy have not been established.

EVOFEM BIOSCIENCES
© 2022 Evofem Biosciences, Inc. | For investor discussions only.
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Timeline - Prevention of Chlamydia & Gonorrhea

PHASE 3 EVOGUARD TRIAL
(1,730 WOMEN, OVER 100 U.S. SITES)

U.S. REGULATORY PROCESS



2022
2023
2024
Complete Enrollment[1]
Four months active
One month follow up
Data lock & analysis
Top-Line Results[1]
Six months from data to filing
FDA Submission[2]
FDA 60-day Filing Date
Fast Track Review
Potential U.S. Approval & Commercial Launch[3]

FDA has granted EVO100 (Phexxi) Fast Track status and QIDP designation for the prevention of both chlamydia and gonorrhea in women

1. Assumes timely enrollment
2. Assumes favorable outcomes of EVOGUARD
3. Assumes FDA approval for these investigational indications

Phexxi is being evaluated for these potential new indications; safety and efficacy have not been established.

EVOFEM BIOSCIENCES

© 2022 Evofem Biosciences, Inc. | For investor discussions only.

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© 2022 Evofem Biosciences, Inc. | For investor discussions only. Page | 17 2022 Catalysts and Milestones ● Q4 and YE 2021 results March ● Complete enrollment in Phase 3 STI trial March ● Ex-U.S. licensing agreement(s) 1H 2022 ● Top-line results from Phase 3 STI trial 2H 2022 ● Stability data: MPT vaginal gel for HIV prevention Q3 2022 ● 100,000th woman starting Phexxi! TBD 2022 ● Net product sales growth Ongoing ● Data publications & presentations Ongoing

1.858.550.1900 ir@evofem.com 12400 High Bluff Drive, Suite 600 San Diego, California 92130 NASDAQ: EVFM evofem.com Thank You